Exhibit e(8)

Form of

AMENDMENT TO GENERAL DISTRIBUTION AGREEMENT

Effective_______, ________ the second paragraph of Section 10 entitled "Expenses" of the General Distribution Agreement between each of the funds or portfolios indicated on the attached Appendix I shall be amended to read as follows:

As provided in the Distribution and Service Plan adopted by the Issuer, it is recognized by the Issuer that FMR may make payment to Distributors with respect to any expenses incurred in the distribution of shares of the Issuer, such payments payable from the past profits or other resources of FMR including management fees paid to it by the Issuer.

Effective July 15, 1996, Section 1 entitled "Sale of Shares" shall be amended to read as follows:

The Issuer grants to Distributors the right to sell shares on behalf of the Issuer during the term of this Agreement and subject to the registration requirements of the Securities Act of 1933, as amended ("1933 Act"), and of the laws governing the sale of securities in the various states ("Blue Sky Laws") under the following terms and conditions: Distributors (i) shall have the right to sell, as agent on behalf of the Issuer, shares authorized for issue and registered under the 1933 Act, and (ii) may sell shares under offers of exchange, if available, between and among the funds advised by Fidelity Management & Research Company ("FMR") or any of its affiliates.

Signed on behalf of each of the funds or portfolios identified on Appendix I.

[Signature lines omitted]

AMENDMENT TO GENERAL DISTRIBUTION AGREEMENT

Appendix I

Daily Money Fund: Domestic

Daily Money Fund: Treasury Only

Daily Money Fund: U.S. Treasury Portfolio

Daily Tax-Exempt Money Fund

Fidelity Advisor Overseas Fund

Fidelity Advisor Natural Resources Fund

Fidelity Advisor Equity Growth Fund

Fidelity Advisor Strategic Opportunities Fund

Fidelity Advisor Large Cap Fund

Fidelity Advisor Mid Cap Fund

Fidelity Advisor Equity Income Fund

Fidelity Advisor Income & Growth Fund

Fidelity Advisor Government Investment Fund

Fidelity Advisor High Yield Fund

Fidelity Advisor Short Fixed-Income Fund

Fidelity Advisor Intermediate Bond Fund

Fidelity Advisor Emerging Markets Income Fund

Fidelity Advisor Strategic Income Fund

Fidelity Advisor California Municipal Income Fund

Fidelity Advisor New York Municipal Income Fund

Fidelity Advisor High Income Municipal Fund

Fidelity Advisor Short-Intermediate Municipal Income Fund

Fidelity Advisor Municipal Bond Fund

Fidelity Aggressive Municipal Fund

Fidelity Asset Manager

Fidelity Asset Manager: Income

Fidelity Asset Manager: Growth

Fidelity California Municipal Money Market Fund

Fidelity California Municipal Income Fund

Fidelity California Insured Municipal Income Fund

Fidelity Capital & Income Fund

Fidelity Cash Reserves

Fidelity Connecticut Municipal Money Market Fund

Fidelity Convertible Securities Fund

Fidelity Daily Income Trust

Fidelity Disciplined Equity Fund

Fidelity Dividend Growth Fund

Fidelity Equity-Income II Fund

Fidelity Fund

Fidelity Ginnie Mae Fund

Fidelity Global Bond Fund

Fidelity Global Balanced Fund

Fidelity Government Securities Fund

Fidelity Municipal Income Fund

Fidelity Institutional Cash Portfolios: Domestic

Fidelity Institutional Cash Portfolios: Money Market

Fidelity Institutional Cash Portfolios: Government

Fidelity Institutional Cash Portfolios: Treasury

Fidelity Institutional Tax-Exempt Cash Portfolios: Tax-Exempt

Fidelity Institutional Short-Intermediate Government Fund

Fidelity Insured Municipal Income Fund

Fidelity Intermediate Bond Fund

Fidelity Investment Grade Bond Fund

Fidelity Large Cap Stock Fund

Fidelity Limited Term Municipal Income Fund

Fidelity Market Index Fund

Fidelity Massachusetts Municipal Money Market Fund

Fidelity Massachusetts Municipal Income Fund

Fidelity Michigan Municipal Money Market Fund

Fidelity Michigan Municipal Income Fund

Fidelity Mid-Cap Stock Fund

Fidelity Minnesota Municipal Income Fund

Fidelity Mortgage Securities Fund

Fidelity New Jersey Municipal Money Market Fund

Fidelity New Markets Income Fund

Fidelity New York Insured Municipal Income Fund

Fidelity New York Municipal Income Fund

Fidelity New York Municipal Money Market Fund

Fidelity Ohio Municipal Money Market Fund

Fidelity Ohio Municipal Income Fund

Fidelity Retirement Growth Fund

Fidelity Real Estate High Income Fund

Fidelity Short-Intermediate Government Fund

Fidelity Short-Term Bond Fund

Fidelity Short-Term World Bond Fund

Fidelity Target Timeline 1999

Fidelity Target Timeline 2001

Fidelity Target Timeline 2003

Fidelity Tax Exempt Money Market Trust

Fidelity Trend Fund

Fidelity U.S. Bond Index Portfolio

Fidelity U.S. Equity Index Portfolio

Fidelity U.S. Government Reserves

Fidelity Utilities Fund

Fidelity Value Fund

Rated Money Market

Retirement Government Money Market Portfolio

Retirement Money Market Portfolio

Spartan Aggressive Municipal Fund

Spartan Arizona Municipal Money Market Fund

Spartan Arizona Municipal Income Fund

Spartan Bond Strategist

Spartan California Municipal Money Market Fund

Spartan California Municipal Income Fund

Spartan California Intermediate Municipal Income Fund

Spartan Connecticut Municipal Money Market Fund

Spartan Connecticut Municipal Income Fund

Spartan Florida Municipal Money Market Fund

Spartan Florida Municipal Income Fund

Spartan Ginnie Mae Fund

Spartan Government Income Fund

Spartan High Income Fund

Spartan Intermediate Municipal Income Fund

Spartan Investment Grade Bond Fund

Spartan Limited Maturity Government Fund

Spartan Maryland Municipal Income Fund

Spartan Massachusetts Municipal Money Market Fund

Spartan Money Market Fund

Spartan Municipal Income Fund

Spartan Municipal Money Fund

Spartan New Jersey Municipal Money Market Fund

Spartan New York Municipal Income Fund

Spartan New York Intermediate Municipal Income Fund

Spartan New York Municipal Money Market Fund

Spartan Pennsylvania Municipal Money Market Fund

Spartan Pennsylvania Municipal Income Fund

Spartan Short-Intermediate Government Fund

Spartan Short-Intermediate Municipal Income Fund

Spartan Short-Term Bond Fund

Spartan U.S. Government Money Market Fund

Spartan U.S. Treasury Money Market Fund

The North Carolina Capital Management Trust: Cash Portfolio

The North Carolina Capital Management Trust: Term Portfolio

Variable Insurance Products Fund:
Money Market Portfolio
High Income Portfolio
Equity-Income Portfolio
Growth Portfolio
Overseas Portfolio

Variable Insurance Products Fund II:
Investment Grade Bond Portfolio
Asset Manager Portfolio
Index 500 Portfolio
Contrafund Portfolio
Asset Manager: Growth Portfolio

Fidelity Advisor Annuity Fund:
Fidelity Advisor Annuity Money Market Fund
Fidelity Advisor Annuity Government Investment Fund
Fidelity Advisor Annuity High yield Fund
Fidelity Advisor Annuity Income & Growth Fund
Fidelity Advisor Annuity Growth Opportunities Fund
Fidelity Advisor Annuity Overseas Fund